EXHIBIT 10.1

CROWN EQUITY HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

________________, 2023

Crown Equity Holdings, Inc.

11226 Pentland Downs St

Las Vegas, Nevada 89146

The undersigned (hereinafter “Subscriber”) hereby confirms this subscription for the purchase of units with each unit having one share of common stock and four individual warrants of Crown Equity Holdings, Inc., a Nevada corporation (the “Company”), on the terms described below, with each Warrant as described below:

1. PURCHASE OF COMMON STOCK UNIT: Intending to be legally bound, I hereby agree to purchase ________ shares/units of voting, $0.001 par value common stock (the "Shares") of Crown Equity Holdings, Inc. (the "Corporation”) for an amount of __________ U.S. Dollars for the (number of units to be purchased multiplied by $5.00). Each unit comprises of one share of common stock and four warrants, each warrant having a specified exercisable price with an expire date as follows:

•	The first of four warrants are exercisable at $ 7.50 and will expire on December 31, 2024.
•	The second of four warrants are exercisable at $10.00 and will expire on December 31, 2025.
•	The third of the four warrants are exercisable at $12.50 and will expire on December 31, 2026.
•	The fourth warrant is exercisable at $15.00 and will expire on December 31, 2027.

This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement"). I acknowledge that the Corporation reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Corporation in writing.

2. PAYMENT. I agree to deliver to the Corporation immediately after the acceptance of the agreement, available funds in the full amount due, by cash, or, wire transfer, personal or cashier's check, payable to "Crown Equity Holdings, Inc." The money we raise in this offering will be deposited in our bank account and the transfer agent will be notified, who will then issue the shares.

3. ISSUANCE OF SHARES. The Shares subscribed for herein will only be issued upon acceptance by the Corporation as evidenced, by the Corporation returning to the investor an executed Agreement acknowledging acceptance and upon satisfaction of the terms and conditions of the offering.

4. IRREVOCABILITY; BINDING EFFECT. I hereby acknowledge and agree that the purchase hereunder is irrevocable, that I am not entitled to cancel, terminate, or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive my death or disability and shall be binding upon and inure to the benefit of the parties and their heirs, executor, administrators, successors, legal representatives, and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and are binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

5. MODIFICATION. Neither this Agreement not any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

6. NOTICES. Any notice, demand or other communication which any party hereto may require, or may elect to give to anyone interested hereunder shall be sufficiently given if [a] deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested addressed to such address as may be listed on the books of the Corporation, [b] delivered personally at such address, or [c] delivered (in person, or by a facsimile transmission, telex or similar telecommunications equipment) against receipt.

7. COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

8. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants, or other agreements except as stated or referred to herein.

9. SEVERABILITY. Each provision of the Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

10. ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned except as may be provided herein.

11. APPLICABLE LAW. This Agreement shall be enforced, governed by, and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by the Nevada courts, as applied to residents of that state executing contracts performed in that state. Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in state or federal courts located in the County of Clark, State of Nevada.

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IN WITNESS WHEREOF, I have executed this Agreement as of the ______ day of _________________, 2023.

INDIVIDUAL	JOINT	OTHER

Print or Type Name	Print or Type Names	Print or Type Name

Signature	Signature	Signature

Signature

Date: _________________________	Date: _________________________	Date: _________________________

IRS Taxpayer Identification Number	IRS Taxpayer Identification Number	IRS Taxpayer Identification Number

Address	Address	Address

City, State, Zip Code	City, State, Zip Code	City, State, Zip Code

Telephone Number	Telephone Number	Telephone Number

E-mail Address	E-mail Address	E-mail Address

PURCHASE ACCEPTED FOR___________UNITES:

Crown Equity Holdings, Inc.

By:
Mike Zaman, President

Date:

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